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                                                               File No. 70-6458

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                         Post-Effective Amendment No. 25

                                       to

                                    FORM U-1

                        --------------------------------


                           APPLICATION OR DECLARATION

                                      under

                 THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935

                                       ***

                         INDIANA MICHIGAN POWER COMPANY
            One Summit Square, P.0. Box 60, Fort Wayne, Indiana 46801
           ----------------------------------------------------------
                   (Name of company filing this statement and
                     address of principal executive offices)

                                       ***

                      AMERICAN ELECTRIC POWER COMPANY, INC.
                     1 Riverside Plaza, Columbus, Ohio 43215
                     (Name of top registered holding company
                     parent of each applicant or declarant)

                                       ***

                        A. A. Pena, Senior Vice President
                   American Electric Power Service Corporation
                     1 Riverside Plaza, Columbus, Ohio 43215

                         Susan Tomasky, General Counsel
                   American Electric Power Service Corporation
                     1 Riverside Plaza, Columbus, Ohio 43215
                   (Names and addresses of agents for service


The undersigned Indiana Michigan Power Company, formerly Indiana & Michigan Electric Company ("I&M"), hereby amends its Application or Declaration on Form U-1 in File No. 70-6458, as heretofore amended, by adding the following sentence at the end of Item 1:

        "No Refunding Bonds have been issued to date pursuant to the SEC Order dated February 20, 2000."
                                    SIGNATURE

        Pursuant to the requirements of the Public Utility Holding Company Act of 1935, the undersigned company has duly caused this Post-Effective Amendment No. 25 to be signed on its behalf by the undersigned thereunto duly authorized.


                         INDIANA MICHIGAN POWER COMPANY

                              By   s/s Henry W. Fayne
                                    Vice President

Dated:  August 25, 2000